Exhibit 21.1

CALPINE CORPORATION AND CURRENT SUBSIDIARIES
as of December 31, 2005
At least 50% owned by Calpine Corporation

Entity Name	Jurisdiction

Calpine Corporation	Delaware
1066917 Ontario Inc.	Ontario
1071931 Ontario Inc.	Ontario
3094479 Nova Scotia Company	Nova Scotia
3538982 Canada Inc.	Alberta
Acadia Partners Pipeline, LLC	Louisiana
Acadia Power Partners, LLC	Delaware
Amelia Energy Center, LP	Delaware
Anacapa Land Company, LLC	Delaware
Anderson Springs Energy Company	California
Androscoggin Energy, Inc.	Illinois
Auburndale Peaker Energy Center, LLC	Delaware
Augusta Development Company, LLC	Deleware
Aviation Funding Corp.	Delaware
Basento Energia S.r.l	Italy
Baytown Energy Center, LP	Delaware
Baytown Power GP, LLC	Delaware
Baytown Power, LP	Delaware
Bellingham Cogen, Inc.	California
Bethpage Energy Center 3, LLC (fka Calpine Stony Brook Energy Center 2, LLC)	Delaware
Bethpage Fuel Management Inc.	Delaware
Blue Heron Energy Center, LLC	Delaware
Blue Spruce Energy Center, LLC	Delaware
Blue Spruce Holdings, LLC	Delaware
BowTex Energy, Inc.	Delaware
Brazos Valley Energy LP	Delaware
Brazos Valley Technology LP	Delaware
Broad River Energy LLC	Delaware
Broad River Holdings, LLC	Delaware
Calgary Energy Centre ULC	Nova Scotia
CalGen Equipment Finance Company, LLC	Delaware
CalGen Equipment Finance Holdings, LLC	Delaware
CalGen Expansion Company, LLC	Delaware
CalGen Finance Corporation	Delaware
CalGen Project Equipment Finance Company One, LLC	Delaware
CalGen Project Equipment Finance Company Three, LLC	Delaware
CalGen Project Equipment Finance Company Two, LLC	Delaware
Calpine Finance (Jersey) Limited	Islands of Jersey
Calpine (Jersey) Holdings Limited	Jersey
Calpine (Jersey) Limited	Jersey
Calpine Acadia Holdings, LLC	Delaware
Calpine Administrative Services Company, Inc.	Delaware
Calpine Agnews, Inc.	California
Calpine Amelia Energy Center GP, LLC	Delaware
Calpine Amelia Energy Center LP, LLC	Delaware
Calpine Auburndale Holdings, LLC	Delaware
Calpine Auburndale, LLC	Delaware
Calpine Baytown Energy Center GP, LLC	Delaware
Calpine Baytown Energy Center LP, LLC	Delaware
Calpine Bethpage 3 Pipeline Construction Company, Inc.	New York
Calpine Bethpage 3, LLC	Delaware
Calpine Brazos Valley Energy Center GP, LLC	Delaware
Calpine Brazos Valley Energy Center LP, LLC	Delaware

Calpine c*Power, Inc.	Delaware
Calpine CalGen Holdings, Inc.	Delaware
Calpine California Development Company, LLC	Delaware
Calpine California Energy Finance, LLC	Delaware
Calpine California Equipment Finance Company, LLC	Delaware
Calpine California Holdings, Inc.	Delaware
Calpine Calistoga Holdings, LLC	Delaware
Calpine Canada Energy Finance ULC	Nova Scotia
Calpine Canada Energy Finance II ULC	Nova Scotia
Calpine Canada Energy Ltd.	Nova Scotia
Calpine Canada Natural Gas Partnership	Canada
Calpine Canada Power Ltd.	Alberta
Calpine Canada Power Services Ltd. (fka 2008312 Ontario Limited)	Ontario
Calpine Canada Resources Company	Nova Scotia
Calpine Canada Whitby Holdings Company	Alberta
Calpine Canadian Saltend L.P.	Alberta
Calpine Capital Trust	Delaware
Calpine Capital Trust II	Delaware
Calpine Capital Trust III	Delaware
Calpine Capital Trust IV	Delaware
Calpine Capital Trust V	Delaware
Calpine CCFC GP, Inc.	Delaware
Calpine CCFC Holdings, Inc.	Delaware
Calpine CCFC LP, Inc.	Delaware
Calpine Central Texas GP, Inc.	Delaware
Calpine Central, Inc.	Delaware
Calpine Central, L.P.	Delaware
Calpine Central-Texas, Inc.	Delaware
Calpine Channel Energy Center GP, LLC	Delaware
Calpine Channel Energy Center LP, LLC	Delaware
Calpine Clear Lake Energy GP, LLC	Delaware
Calpine Clear Lake Energy, LP	Delaware
Calpine Cogeneration Corporation	Delaware
Calpine Construction Finance Company, L.P.	Delaware
Calpine Construction Management Company, Inc.	Delaware
Calpine Corpus Christi Energy GP, LLC	Delaware
Calpine Corpus Christi Energy, LP	Delaware
Calpine Decatur Pipeline, Inc.	Delaware
Calpine Decatur Pipeline, L.P.	Delaware
Calpine Deer Park Partner LLC	Delaware
Calpine Deer Park, LLC	Delaware
Calpine Development Holdings, Inc.	Delaware
Calpine Dighton, Inc.	Delaware
Calpine DP LLC	Delaware
Calpine East Fuels, Inc.	Delaware
Calpine Eastern Corporation	Delaware
Calpine Edinburg, Inc.	Delaware
Calpine Energy Finance Luxembourg S.a.r.l.	Luxembourg
Calpine Energy Management, L.P. (fka CES Marketing IV, LLC)	Delaware
Calpine Energy Services Canada Ltd.	Alberta
Calpine Energy Services Canada Partnership	Alberta
Calpine Energy Services Holdings, Inc.	Delaware
Calpine Energy Services, L.P.	Delaware
Calpine European Finance LLC	Delaware
Calpine European Funding (Jersey) Holdings Limited	Islands of Jersey
Calpine European Funding (Jersey) Limited	Islands of Jersey
Calpine Finance Company	Delaware
Calpine Fox Holdings, LLC	Delaware
Calpine Fox LLC	Wisconsin

Calpine Freeport GP, LLC	Delaware
Calpine Freeport LP, LLC	Delaware
Calpine Freestone Energy GP, LLC	Delaware
Calpine Freestone Energy, LP	Delaware
Calpine Freestone, LLC	Delaware
Calpine Fuels Corporation	California
Calpine Gas Holdings, LLC	Delaware
Calpine Generating Company, LLC	Delaware
Calpine Gilroy 1, Inc.	Delaware
Calpine Gilroy 2, Inc.	Delaware
Calpine Gilroy Cogen, L.P.	Delaware
Calpine Global Investments, S.L.	Spain
Calpine Global Services Company, Inc.	Delaware
Calpine Gordonsville GP Holdings, LLC	Delaware
Calpine Gordonsville LP Holdings, LLC	Delaware
Calpine Gordonsville, LLC	Delaware
Calpine Greenfield (Holdings) Corporation	Delaware
Calpine Greenfield Commercial Trust	Ontario
Calpine Greenfield Limited Partnership	Alberta
Calpine Greenfield Ltd.	Alberta
Calpine Greenfield ULC	Alberta
Calpine Greenleaf Holdings, Inc.	Delaware
Calpine Greenleaf, Inc.	Delaware
Calpine Hermiston, LLC	Delaware
Calpine Hidalgo Design, L.P.	Delaware
Calpine Hidalgo Energy Center, L.P.	Texas
Calpine Hidalgo Holdings, Inc.	Delaware
Calpine Hidalgo Power GP, LLC	Delaware
Calpine Hidalgo Power, LP	Delaware
Calpine Hidalgo, Inc.	Delaware
Calpine International Holdings, Inc.	Delaware
Calpine International Indonesia B.V.	The Netherlands
Calpine International Investment B.V.	The Netherlands
Calpine International, LLC	Delaware
Calpine Investment Holdings, LLC	Delaware
Calpine Kennedy Airport, Inc.	Delaware
Calpine Kennedy Operators Inc.	New York
Calpine KIA, Inc.	New York
Calpine King City 1, LLC	Delaware
Calpine King City 2, LLC	Delaware
Calpine King City Cogen Inc.	California
Calpine King City Cogen, LLC	Delaware
Calpine King City, Inc.	Delaware
Calpine King City, LLC	Delaware
Calpine Leasing Inc.	Delaware
Calpine Long Island, Inc.	Delaware
Calpine Lost Pines Operations, Inc.	Delaware
Calpine Louisiana Pipeline Company	Delaware
Calpine Magic Valley Pipeline, Inc.	Delaware
Calpine Marketing, LLC	Delaware
Calpine Merchant Services Company, Inc. (fka CES Marketing VII, L.P.)	Delaware
Calpine Monterey Cogeneration, Inc.	California
Calpine MVP, Inc.	Delaware
Calpine Natural Gas Services Limited	Alberta
Calpine NCTP GP, LLC	Delaware
Calpine NCTP, LP	Delaware
Calpine Newark, LLC	Delaware
Calpine Northbrook Corporation of Maine, Inc.	Illinois
Calpine Northbrook Energy Holdings, LLC	Delaware

Calpine Northbrook Energy Marketing, LLC	Delaware
Calpine Northbrook Energy, LLC	Delaware
Calpine Northbrook Holdings Corporation	Delaware
Calpine Northbrook Investors, LLC	Delaware
Calpine Northbrook Project Holdings, LLC	Delaware
Calpine Northbrook Services, LLC	Delaware
Calpine Northbrook Southcoast Investors, LLC	Delaware
Calpine NTC, LP	Delaware
Calpine Oneta Power I, LLC	Delaware
Calpine Oneta Power II, LLC	Delaware
Calpine Oneta Power, L.P.	Delaware
Calpine Operating Services Company, Inc.	Delaware
Calpine Operations Management Company, Inc.	Delaware
Calpine Parlin, LLC	Delaware
Calpine Pasadena Cogeneration, Inc.	Delaware
Calpine Pasadena Energy GP, LLC	Delaware
Calpine Pasadena Energy, LP	Delaware
Calpine Pastoria Holdings, LLC	Delaware
Calpine Peaker Holdings 2, LLC	Delaware
Calpine Peaker Holdings, LLC	Delaware
Calpine Philadelphia, Inc.	Delaware
Calpine Pittsburg, LLC	Delaware
Calpine Power Company	California
Calpine Power Equipment LP	Texas
Calpine Power Management, Inc.	Delaware
Calpine Power Management, LP	Texas
Calpine Power Services, Inc	Delaware
Calpine Power, Inc.	Virginia
Calpine PowerAmerica, Inc.	Delaware
Calpine PowerAmerica, LP	Texas
Calpine PowerAmerica-CA, LLC	Delaware
Calpine PowerAmerica-CT, LLC	Delaware
Calpine PowerAmerica-MA, LLC	Delaware
Calpine PowerAmerica-ME, LLC	Delaware
Calpine PowerAmerica-NH, LLC	Delaware
Calpine PowerAmerica-NY, LLC	Delaware
Calpine PowerAmerica-OR, LLC	Delaware
Calpine PowerAmerica-PA, LLC	Delaware
Calpine PowerAmerica-RI, LLC	Delaware
Calpine Producer Services, L.P.	Texas
Calpine Project Holdings, Inc.	Delaware
Calpine Pryor, Inc.	Delaware
Calpine Riverside Holdings, LLC	Delaware
Calpine Rumford I, Inc.	Delaware
Calpine Rumford, Inc.	Delaware
Calpine Schuylkill, Inc.	Delaware
Calpine Securities Company, L.P.	Delaware
Calpine Siskiyou Geothermal Partners, L.P.	California
Calpine Sonoran Pipeline LLC	Delaware
Calpine Steamboat Holdings, LLC	Delaware
Calpine Stony Brook Operators, Inc.	New York
Calpine Stony Brook Power Marketing, LLC	Delaware
Calpine Stony Brook, Inc.	New York
Calpine Sumas, Inc.	California
Calpine TCCL Holdings, Inc.	Delaware
Calpine Texas Cogeneration, Inc.	Delaware
Calpine Texas Pipeline GP, Inc.	Delaware
Calpine Texas Pipeline LP, Inc.	Delaware
Calpine Texas Pipeline, L.P.	Delaware

Calpine Tiverton I, Inc.	Delaware
Calpine Tiverton, Inc.	Delaware
Calpine UK Holdings Limited	United Kingdom
Calpine ULC I Holding, LLC	Delaware
Calpine University Power, Inc.	Delaware
Calpine Unrestricted Funding, LLC	Delaware
Calpine Unrestricted Holdings, LLC	Delaware
Calpine Vapor, Inc.	California
Carville Energy LLC	Delaware
CCFC Development Company, LLC	Delaware
CCFC Equipment Finance Company, LLC	Delaware
CCFC Finance Corp.	Delaware
CCFC Preferred Holdings 2, LLC	Delaware
CCFC Preferred Holdings, LLC	Delaware
CCFC Project Equipment Finance Company One, LLC	Delaware
Celtic Power Corporation	Virginia
CES GP, LLC	Delaware
CES Marketing IX, LLC	Delaware
CES Marketing V, L.P.	Delaware
CES Marketing VIII, LLC	Delaware
CES Marketing X, LLC	Delaware
CGC Dighton, LLC	Delaware
Channel Energy Center, LP	Delaware
Channel Power GP, LLC	Delaware
Channel Power, LP	Delaware
Clear Lake Cogeneration Limited Partnership	Texas
CM Greenfield Power Corp.	Ontario
CNEM Holdings, LLC	Delaware
CogenAmerica Asia Inc.	Delaware
CogenAmerica Newark Supply Corporation.	Delaware
CogenAmerica Parlin Supply Corp.	Delaware
Columbia Energy LLC	Delaware
Corpus Christi Cogeneration L.P.	Delaware
CPN 3rd Turbine, Inc.	Delaware
CPN Acadia, Inc.	Delaware
CPN Berks Generation, Inc.	Delaware
CPN Berks, LLC	Delaware
CPN Bethpage 3rd Turbine, Inc.	Delaware
CPN Cascade, Inc.	Delaware
CPN Clear Lake, Inc.	Delaware
CPN Decatur Pipeline, Inc.	Delaware
CPN East Fuels, LLC	Delaware
CPN Energy Services GP, Inc.	Delaware
CPN Energy Services LP, Inc.	Delaware
CPN Freestone, LLC	Delaware
CPN Funding, Inc.	Delaware
CPN Hermiston, LLC	Delaware
CPN Insurance Corporation	Hawaii
CPN Morris, Inc.	Delaware
CPN Oxford, Inc.	Delaware
CPN Pipeline Company	Delaware
CPN Pleasant Hill Operating, LLC	Delaware
CPN Pleasant Hill, LLC	Delaware
CPN Power Services GP, LLC	Delaware
CPN Power Services, LP	Delaware
CPN Pryor Funding Corporation	Delaware
CPN Telephone Flat, Inc.	Delaware
Creed Energy Center, LLC	Delaware
Decatur Energy Center, LLC	Delaware

DEC-LMEC Pipeline, LLC	Delaware
Deer Park Energy Center Limited Partnership	Delaware
Deer Park Energy Center, LLC	Delaware
Deer Park Power GP, LLC	Delaware
Deer Park Power, LP	Delaware
Delta Energy Center, LLC	Delaware
Dighton Power Associates Limited Partnership	Massachusetts
East Altamont Energy Center, LLC	Delaware
Fergas S.r.L.	Italy
Fond du Lac Energy Center, LLC	Wisconsin
Fontana Energy Center, LLC (fka Berrien Energy Center, LLC, eff. 5/24/2005)	Delaware
Freeport Energy Center, LP	Delaware
Freestone Power Generation, LP	Texas
GEC Bethpage Inc.	Delaware
GEC Holdings, LLC	Delaware
Geothermal Energy Partners, LTD., California limited partnership	California
Geysers Power Company II, LLC	Delaware
Geysers Power Company, LLC	Delaware
Geysers Power I Company	Delaware
Gilroy Energy Center, LLC	Delaware
Goldendale Energy Center, LLC	Delaware
Goose Haven Energy Center, LLC	Delaware
Gordonsville Energy, L.P.	Delaware
Greenfield Energy Centre, LP	Ontario
Hammond Energy LLC	Delaware
Hermiston Power Partnership	Oregon
Hillabee Energy Center, LLC	Delaware
Idlewild Fuel Management Corp.	Delaware
JMC Bethpage, Inc.	Delaware
KIAC Partners	New York
King City Holdings, LLC	Delaware
Lake Wales Energy Center, LLC	Delaware
Lawrence Energy Center, LLC	Delaware
Lone Oak Energy Center, LLC	Delaware
Los Esteros Critical Energy Facility, LLC	Delaware
Los Medanos Energy Center LLC	Delaware
Magic Valley Gas Pipeline GP, LLC	Delaware
Magic Valley Gas Pipeline, LP	Delaware
Magic Valley Pipeline, L.P.	Delaware
Mankato Energy Center, LLC	Delaware
MEP Pleasant Hill, LLC	Delaware
Metcalf Energy Center, LLC	Delaware
Metcalf Funding, LLC	Delaware
Metcalf Holdings, LLC	Delaware
Moapa Energy Center, LLC	Delaware
Mobile Energy LLC	Delaware
Modoc Power, Inc.	California
Morgan Energy Center, LLC	Delaware
Mount Hoffman Geothermal Company, L.P.	California
Mt. Vernon Energy LLC	Delaware
NewSouth Energy LLC	Delaware
Nissequogue Cogen Partners	New York
Northwest Cogeneration, Inc.	California
NTC Five, Inc.	Delaware
NTC GP, LLC	Delaware
Nueces Bay Energy LLC	Delaware
O.L.S. Energy-Agnews, Inc.	Delaware
Odyssey Land Acquisition Company	Delaware
Otay Mesa Energy Center, LLC	Delaware

Pajaro Energy Center, LLC	Delaware
Pasadena Cogeneration, L.P.	Delaware
Pastoria Energy Center, LLC (fka Turner Energy Center, LLC)	Delaware
Pastoria Energy Facility L.L.C.	Delaware
PCF2 Holdings, LLC	Delaware
PCF2, LLC	Delaware
Philadelphia Biogas Supply, Inc.	Delaware
Phipps Bend Energy Center, LLC	Delaware
Pine Bluff Energy, LLC	Delaware
Polsky SCQ Services, Inc. (aka Les Services Polsky SCQ Inc.)	Quebec
Power Contract Financing III, L.L.C.	Delaware
Power Contract Financing, L.L.C.	Delaware
Power Investors, L.L.C.	Wisconsin
Power Service Company, Inc.	Delaware
Power Systems MFG., LLC	Delaware
Quintana Canada Holdings, LLC	Delaware
Riverside Energy Center, LLC	Wisconsin
RockGen Energy LLC	Wisconsin
Rocky Mountain Energy Center, LLC	Delaware
Rumford Power Associates Limited Partnership	Maine
Russell City Energy Center, LLC	Delaware
San Joaquin Valley Energy Center, LLC	Delaware
Silverado Geothermal Resources, Inc.	California
Skipanon Natural Gas, LLC	Delaware
South Point Energy Center, LLC	Delaware
South Point Holdings, LLC	Delaware
Stony Brook Cogeneration, Inc.	Delaware
Stony Brook Fuel Management Corp.	Delaware
Strand Oil & Gas, Inc.	Delaware
Sutter Dryers, Inc.	California
Tahoma Energy Center, LLC	Delaware
TBG Cogen Partners	New York
Texas City Cogeneration, L.P.	Texas
Texas Cogeneration Company	Delaware
Texas Cogeneration Five, Inc.	Delaware
Texas Cogeneration One Company	Delaware
Thermal Power Company	California
Thomassen Turbine Systems America, Inc.	Delaware
Thomassen Turbine Systems B.V.	The Netherlands
Tiverton Power Associates Limited Partnership	Rhode Island
Towantic Energy, L.L.C.	Delaware
Valladolid International Investments, S. de R.L. de C.V.	Mexico
VEC Holdings, LLC	Delaware
Venture Acquisition Company	Delaware
Vineyard Energy Center, LLC	Delaware
Wawayanda Energy Center, LLC	Delaware
Whatcom Cogeneration Partners, L.P.	Delaware
Whitby Cogeneration Limited Partnership	Ontario, Canada
Zion Energy LLC	Delaware
985365 Alberta Ltd.	Alberta
Addis Energy Center, LLC	Delaware
Bayou Verret Energy LLC	Delaware
Calpine Canadian Gas Ltd.	Alberta
Calpine Energy Centre Limited Partnership	Alberta
Calpine Geysers Company, L.P.	Delaware
Calpine Jersey Cogen, Inc.	Delaware
Chippokes Energy Center, LLC	Delaware
De Pere Energy L.L.C.	Wisconsin
Feather River Energy Center, LLC	Delaware

Haywood Energy Center, LLC	Delaware
Healdsburg Energy Company, L.P.	California
King City Energy Center, LLC	Delaware
Lambie Energy Center, LLC	Delaware
Paducah Energy Center, LLC	Delaware
Palmetto Energy Center, LLC	Delaware
Sonoma Geothermal Partners, L.P.	California
Thompson Creek Energy LLC	Delaware
Waterford Energy Center, LLC	Delaware
Watsonville Energy Center, LLC	Delaware
Wolfskill Energy Center, LLC	Delaware
Yuba City Energy Center, LLC	Delaware
Calpine Canada Company	Alberta
Calpine Canada TriGas, Ltd.	Alberta
Calpine Energy Holdings Limited	Alberta
Calpine Project Investments, Inc.	California
Calpine Thermal Power, Inc.	California
Cloverdale Geothermal Partners, L.P.	California
CPN Aidlin, Inc.	Delaware
CPN Blue Spruce Holdings, LLC	Delaware
CPN Delta Holdings LLC	Delaware
DEC Holdings, LLC	Delaware
JOQ Canada, Inc.	Delaware
O’Brien Fuels, Inc.	Delaware
Quintana Minerals (USA) Inc.	Delaware
Calpine Rumford, LP	Delaware
Calpine Foundation	Delaware
Calpine UK Energy Finance Public Limited Company	United Kingdom
Calpine Canada Deer Park Partner LLC	Delaware
Calpine Natural Gas Holdings Limited	Alberta
Calpine Natural Gas Limited	Alberta
Calpine Natural Gas, L.P.	Alberta
CCT Holdings (US) Ltd. 1	Delaware
King City LP	Delaware
King City Ltd. LLC	Delaware
Calpine Morris, LLC	Delaware
Calpine Natural Gas GP, LLC	Delaware
Calpine Natural Gas Holdings, LLC	Delaware
Calpine Natural Gas L.P.	Delaware
Calpine UK Operations Limited	United Kingdom
Grays Ferry Cogeneration Partnership	Pennsylvania
Inland Empire Energy Center, LLC	Delaware
Ontelaunee Power Operating Company, LLC (fka CES Marketing VI, L.P.)	Delaware
Rosetta Resources California, LLC	Delaware
Rosetta Resources Inc.	Delaware
Rosetta Resources Offshore, LLC	Delaware
Rosetta Resources Rockies, LLC	Delaware
Rosetta Resources Texas GP, LLC	Delaware
Rosetta Resources Texas LP	Delaware
Rosetta Resources Texas LP, LLC	Delaware
Saltend Cogeneration Company Limited	United Kingdom
Utility Contract Funding II, LLC	Delaware